PALATIN TECHNOLOGIES, INC.

1996 STOCK OPTION PLAN

1. Purpose.

        The purposes of the 1996 Stock Option Plan (the “Plan”) are to induce certain employees, consultants and directors to remain in the employ or service, or to continue to serve as directors, of Palatin Technologies, Inc. (the “Company”) and its present and future subsidiary corporations (each a “Subsidiary”), as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended (the “Code”), to attract new individuals to enter into such employment or service and to encourage such individuals to secure or increase on reasonable terms their stock ownership in the Company. The Board of Directors of the Company (the “Board”) believes that the granting of stock options (the “Options”) under the Plan will promote continuity of management and increased incentive and personal interest in the welfare of the Company by those who are or may become primarily responsible for shaping and carrying out the long range plans of the Company and securing its continued growth and financial success. Options granted hereunder are intended to be either (a) “incentive stock options” (which term, when used herein, shall have the meaning ascribed thereto by the provisions of Section 422(b) of the Code) or (b) options which are not incentive stock options (“non-incentive stock options”) or (c) a combination thereof, as determined by the Committee (the “Committee”) referred to in Section 4 hereof at the time of the grant thereof.

2. Effective Date of the Plan.

        The Plan became effective on August 28, 1996, by action of the Board, subject to ratification by stockholders of the Company.

3. Stock Subject to Plan.

        5,000,000 of the authorized but unissued shares of the Common Stock, $0.01 par value, of the Company (the “Common Stock”) are hereby reserved for issue upon the exercise of Options granted under the Plan; provided, however, that the number of shares so reserved may from time to time be reduced to the extent that a corresponding number of issued and outstanding shares of the Common Stock are purchased by the Company and set aside for issue upon the exercise of Options. If any Options expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for the purposes of the Plan.

4. Committee.

        The Committee shall consist of two or more members of the Board both or all of whom shall be “non-employee directors” within the meaning of Rule 16b-3(b)(3)(i) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and “outside directors” within the contemplation of Section 162(m)(4)(C)(i) of the Code. The President of the Company shall also be a member of the Committee, ex-officio, whether or not he or she is otherwise eligible to be a member of the Committee. The Committee shall be appointed annually by the Board, which may at any time and from time to time remove any members of the Committee, with or without cause, appoint additional members to the Committee and fill vacancies, however caused, in the Committee. In the event that no Committee shall have been appointed, the Board shall serve as the Committee. A majority of the members of the Committee shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members present at a meeting duly called and held. Any decision or determination of the Committee reduced to writing and signed by all of the members of the Committee shall be fully as effective as if it had been made at a meeting duly called and held.

5. Administration.

        Subject to the express provisions of the Plan, the Committee shall have complete authority, in its discretion, to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective option agreements or certificates (which need not be identical), to determine the individuals (each a “Participant”) to whom and the times and the prices at which Options shall be granted, the periods during which each Option shall be exercisable, the number of shares of the Common Stock to be subject to each Option and whether such Option shall be an incentive stock option or a non-incentive stock option and to make all other determinations necessary or advisable for the administration of the Plan. In making such determinations, the Committee may take into account the nature of the services rendered by the respective employees and consultants, their present and potential contributions to the success of the Company and the Subsidiaries and such other factors as the Committee in its discretion shall deem relevant. The Committee’s determination on the matters referred to in this Section 5 shall be conclusive. Any dispute or disagreement which may arise under or as a result of or with respect to any Option shall be determined by the Committee, in its sole discretion, and any interpretations by the Committee of the terms of any Option shall be final, binding and conclusive. The Board may, at any time, exercise any of the powers of the Committee.

6. Eligibility.

        A. An Option may be granted only to (i) an employee or consultant of the Company or a Subsidiary, (ii) a director of the Company who is not employed by the Company or any of the Subsidiaries (a “Non-Employee Director”) and (iii) employees of a corporation or other business enterprise which has been acquired by the Company or a Subsidiary, whether by exchange or purchase of stock, purchase of assets, merger or reverse merger or otherwise, who hold options with respect to the stock of such corporation which the Company has agreed to assume or for which the Company has agreed to provide substitute options.

        B. (i) On August 28, 1996, each Non-Employee Director shall be granted an Option (a “Non-Employee Director’s Formula Option”) to purchase 20,000 shares of the Common Stock at the initial per share option price of $1.36 per share.

        (ii) At the first meeting of the Board immediately following the annual meeting of the Stockholders of the Company held following the effective date of the Plan, and at the first meeting of the Board immediately following each subsequent annual meeting of the Stockholders of the Company, each Non-Employee Director shall be granted an Option (a “Non-Employee Director’s Formula Option”) to purchase 10,000 shares (after giving effect to the reverse stock split effected on September 5, 1997) of the Common Stock at the initial per share option price equal to the fair market value of a share of the Common Stock on the date of grant.

        (iii) Each Non-Employee Director who becomes a director subsequent to the adoption date of the Plan shall be granted, as of a date determined by the Board, which date shall be not earlier than the date he or she agrees to become a director and not later than the date he or she becomes a director, an Option (a “Non-Employee Director’s Initial Option”) to purchase the number of shares (after giving effect to the reverse stock split effected on September 5, 1997) of the Common Stock determined by the Board, but not more than 10,000 shares, at the initial per share option price equal to the fair market value of a share of the Common Stock on the date of grant.

        (iv) Unless otherwise provided by the Board at any time, a Non-Employee Director's Formula Option will become exercisable as provided in this section. A Non-Employee Director may not exercise a Non-Employee Director’s Formula Option during the period commencing on the date of the granting of such Option to him or her and ending on the day next preceding the first anniversary of such date. A Non-Employee Director may (i) during the period commencing on the first anniversary of the date of the granting of a Non-Employee Director’s Formula Option to him or her and ending on the day next preceding the second anniversary of such date, exercise such Option with respect to one-fourth of the shares granted thereby, (ii) during the period commencing on such second anniversary and ending on the day next preceding the third anniversary of the date of the granting of such Option, exercise such Option with respect to one-half of the shares granted thereby, (iii) during the period commencing on such third anniversary and ending on the date next preceding the fourth anniversary of the date of the granting of such Option, exercise such Option with respect to three-fourths of the shares granted thereby and (iv) during the period commencing on such fourth anniversary and ending on the date of the expiration of such Option, exercise such Option with respect to all of the shares granted thereby.

7. Option Prices.

        A. Except as otherwise provided in Sections 6 and 17, the initial per share option price of any Option shall be the price determined by the Committee, but not less than the fair market value of a share of the Common Stock on the date of grant; provided, however, that, in the case of a Participant who owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of the Common Stock at the time an Option which is an incentive stock option is granted to him or her, the initial per share option price shall not be less than 110% of the fair market value of a share of the Common Stock on the date of grant.

        B. For all purposes of the Plan, the fair market value of a share of the Common Stock on any date shall be determined by the Committee as follows:

        (i) If the Common Stock is listed on the OTC Electronic Bulletin Board, its fair market value shall be the closing selling price on such date for the Common Stock as reported on the OTC Electronic Bulletin Board. If there are no sales of the Common Stock on that date, then the reported closing selling price for the Common Stock on the next preceding date for which such closing selling price is quoted shall be determinative of fair market value; or,

        (ii) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation, the Nasdaq National Market System or the Nasdaq SmallCap Market System, its fair market value shall be the reported closing selling price for the Common Stock on the principal securities exchange or national market system on which the Common Stock is at such date listed for trading. If there are no sales of Common Stock on that date, then the reported closing selling price for the Common Stock on the next preceding day for which such closing selling price is quoted shall be determinative of fair market value; or,

        (iii) If the Common Stock is not traded on the OTC Electronic Bulletin Board, an exchange, or a national market system, its fair market value shall be determined in good faith by the Committee, and such determination shall be conclusive and binding on all persons.

8. Option Term.

        Participants shall be granted Options for such term as the Committee shall determine, not in excess of ten years from the date of the granting thereof; provided, however, that, except as otherwise provided in Section 17, in the case of a Participant who owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of the Common Stock of the Company at the time an Option which is an incentive stock option is granted to him or her, the term with respect to such Option shall not be in excess of five years from the date of the granting thereof; provided, further, however, that the term of each Non-Employee Director’s Formula Option shall be ten years from the date of the granting thereof.

9. Limitations on Amount of Options Granted.

        A. Except as otherwise provided in Section 17, the aggregate fair market value of the shares of the Common Stock for which any Participant may be granted incentive stock options which are exercisable for the first time in any calendar year (whether under the terms of the Plan or any other stock option plan of the Company) shall not exceed $100,000.

        B. Except as otherwise provided in Section 17, no Participant shall, during any fiscal year of the Company, be granted Options to purchase more than 500,000 shares of the Common Stock.

10. Exercise of Options.

        A. Unless otherwise provided by the Board at any time, an Option will become exercisable as provided in this section. Except as otherwise provided in Section 17 and except as otherwise determined by the Committee at the time of the grant of an Option other than a Non-Employee Director’s Formula Option, a Participant may not exercise an Option during the period commencing on the date of the granting of such Option to him or her and ending on the day next preceding the first anniversary of such date. Except as otherwise set forth in Sections 9A and 17 and in the preceding sentence, a Participant may (i) during the period commencing on the first anniversary of the date of the granting of an Option to him or her and ending on the day next preceding the second anniversary of such date, exercise such Option with respect to one-fourth of the shares granted thereby, (ii) during the period commencing on such second anniversary and ending on the day next preceding the third anniversary of the date of the granting of such Option, exercise such Option with respect to one-half of the shares granted thereby, (iii) during the period commencing on such third anniversary and ending on the date next preceding the fourth anniversary of the date of the granting of such Option, exercise such Option with respect to three-fourths of the shares granted thereby and (iv) during the period commencing on such fourth anniversary and ending on the date of the expiration of such Option, exercise such Option with respect to all of the shares granted thereby.

        B. Except as hereinbefore otherwise set forth, an Option may be exercised either in whole at any time or in part from time to time.

        C. An Option may be exercised only by a written notice of intent to exercise such Option with respect to a specific number of shares of the Common Stock and payment to the Company of the amount of the option price for the number of shares of the Common Stock so specified.

        D. Except in the case of a Non-Employee Director’s Formula Option, the Board may, in its discretion, permit any Option to be exercised, in whole or in part, prior to the time when it would otherwise be exercisable.

        E. Notwithstanding any other provision of the Plan to the contrary, including, but not limited to, the provisions of Section 10D, if any Participant shall have effected a “Hardship Withdrawal” from a “401(k) Plan” maintained by the Company and/or one or more of the Subsidiaries, then, during the period of one year commencing on the date of such Hardship Withdrawal, such Participant may not exercise any Option. For the purpose of this paragraph E, a Hardship Withdrawal shall mean a distribution to a Participant provided for in Reg. § 1.401(k)- 1(d)(1)(ii) promulgated under Section 401(k)(2)(B)(i)(iv) of the Code and a 401(k) Plan shall mean a plan which is a “qualified plan” within the contemplation of section 401(a) of the Code which contains a “qualified cash or deferred arrangement” within the contemplation of section 401(k)(2) of the Code.

11. Transferability.

        Except as provided in this Section 11, no Option shall be assignable or transferable except by will and/or by the laws of descent and distribution and, during the life of any Participant, each Option granted to him or her may be exercised only by him or her. An option which is not an “incentive stock option,” as defined in Section 422(b) or any similar successor provision of the Code, may be assigned or transferred to and exercised by a Participant’s “family member” as defined in SEC Form S-8, General Instruction A(5), or any similar successor provision. Transfer of an option for value is permitted under this Section 11 only to the extent not prohibited under Form S-8, General Instruction A(5), or any similar successor provision.

12. Termination of Employment.

        A. Unless otherwise provided by the Board at any time, termination will have the effect set forth in this section. Unless otherwise provided by the Committee, in the event a Participant leaves the employ of the Company and the Subsidiaries or ceases to serve as a consultant to the Company and/or as a Non-Employee Director of the Company, whether voluntarily or otherwise, each Option theretofore granted to him or her which shall not have theretofore expired or otherwise been cancelled shall, to the extent not theretofore exercised, terminate upon the earlier to occur of the expiration of 90 days after the date of such Participant’s termination of employment or service and the date of termination specified in such Option. Notwithstanding the foregoing, if a Participant’s employment by the Company and the Subsidiaries or service as a consultant and/or as a Non-Employee Director of the Company is terminated for “cause” (as defined herein), each Option theretofore granted to him or her which shall not have theretofore expired or otherwise been cancelled shall, to the extent not theretofore exercised, terminate forthwith.

        B. For purposes of the foregoing, the term “cause” shall mean: (i) the commission by a Participant of any act or omission that would constitute a crime under federal, state or equivalent foreign law, (ii) the commission by a Participant of any act of moral turpitude, (iii) fraud, dishonesty or other acts or omissions that result in a breach of any fiduciary or other material duty to the Company and/or the Subsidiaries or (iv) continued alcohol or other substance abuse that renders a Participant incapable of performing his or her material duties to the satisfaction of the Company and/or the Subsidiaries.

13. Adjustment of Number of Shares.

        A. In the event that a dividend shall be declared upon the Common Stock payable in shares of the Common Stock, the number of shares of the Common Stock then subject to any Option and the number of shares of the Common Stock reserved for issuance in accordance with the provisions of the Plan but not yet covered by an Option and the number of shares set forth in Sections 6B and 9B shall be adjusted by adding to each share the number of shares which would be distributable thereon if such shares had been outstanding on the date fixed for determining the stockholders entitled to receive such stock dividend. In the event that the outstanding shares of the Common Stock shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation, whether through reorganization, recapitalization, stock split-up, combination of shares, sale of assets, merger or consolidation in which the Company is the surviving corporation, then, there shall be substituted for each share of the Common Stock then subject to any Option and for each share of the Common Stock reserved for issuance in accordance with the provisions of the Plan but not yet covered by an Option and for each share of the Common Stock referred to in Sections 6B and 9B, the number and kind of shares of stock or other securities into which each outstanding share of the Common Stock shall be so changed or for which each such share shall be exchanged.

        B. In the event that there shall be any change, other than as specified in Section 13, in the number or kind of outstanding shares of the Common Stock, or of any stock or other securities into which the Common Stock shall have been changed, or for which it shall have been exchanged, then, if the Committee shall, in its sole discretion, determine that such change equitably requires an adjustment in the number or kind of shares then subject to any Option and the number or kind of shares reserved for issuance in accordance with the provisions of the Plan but not yet covered by an Option and the number or kind of shares referred to in Sections 6B and 9B, such adjustment shall be made by the Committee and shall be effective and binding for all purposes of the Plan and of each stock option agreement or certificate entered into in accordance with the provisions of the Plan.

        C. In the case of any substitution or adjustment in accordance with the provisions of this Section 13, the option price in each stock option agreement or certificate for each share covered thereby prior to such substitution or adjustment shall be the option price for all shares of stock or other securities which shall have been substituted for such share or to which such share shall have been adjusted in accordance with the provisions of this Section 13.

        D. No adjustment or substitution provided for in this Section 13 shall require the Company to sell a fractional share under any stock option agreement or certificate.

        E. In the event of the dissolution or liquidation of the Company, or a merger, reorganization or consolidation in which the Company is not the surviving corporation, then, except as otherwise provided in the second sentence of Section 13A, each Option, to the extent not theretofore exercised, shall terminate forthwith.

14. Purchase for Investment, Withholding and Waivers.

        A. Unless the shares to be issued upon the exercise of an Option by a Participant shall be registered prior to the issuance thereof under the Securities Act of 1933, as amended, such Par ticipant will, as a condition of the Company’s obligation to issue such shares, be required to give a representation in writing that he or she is acquiring such shares for his or her own account as an investment and not with a view to, or for sale in connection with, the distribution of any thereof.

        B. In the event of the death of a Participant, a condition of exercising any Option shall be the delivery to the Company of such tax waivers and other documents as the Committee shall determine.

        C. In the case of each non-incentive stock option, a condition of exercising the same shall be the entry by the person exercising the same into such arrangements with the Company with respect to withholding as the Committee may determine.

15. No Stockholder Status.

        Neither any Participant nor his or her legal representatives, legatees or distributees shall be or be deemed to be the holder of any share of the Common Stock covered by an Option unless and until a certificate for such share has been issued. Upon payment of the purchase price thereof, a share issued upon exercise of an Option shall be fully paid and non-assessable.

16. No Restrictions on Corporate Acts.

        Neither the existence of the Plan nor any Option shall in any way affect the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding whether of a similar character or otherwise.

17. Options Granted in Connection With Acquisitions.

        In the event that the Committee determines that, in connection with the acquisition by the Company or a Subsidiary of another corporation which will become a Subsidiary or division of the Company or a Subsidiary (such corporation being hereafter referred to as an “Acquired Subsidiary”), Options may be granted hereunder to employees and other personnel of an Acquired Subsidiary in exchange for then outstanding options to purchase securities of the Acquired Subsidiary. Such Options may be granted at such option prices, may be exercisable immediately or at any time or times either in whole or in part, and may contain such other provisions not inconsistent with the Plan, or the requirements set forth in Section 19 that certain amendments to the Plan be approved by the stockholders of the Company, as the Committee, in its discretion, shall deem appropriate at the time of the granting of such Options.

18. No Employment or Service Right.

        Neither the existence of the Plan nor the grant of any Option shall require the Company or any Subsidiary to continue any Participant in the employ of the Company or such Subsidiary or require the Company to continue any Participant as a director of the Company.

19. Termination and Amendment of the Plan.

        The Board may at any time terminate the Plan or make such modifications of the Plan as it shall deem advisable; provided, however, that the Board may not without further approval of the holders of a majority of the shares of the Common Stock present in person or by proxy at any special or annual meeting of the stockholders, increase the number of shares as to which Options may be granted under the Plan (as adjusted in accordance with the provisions of Section 13), or change the manner of determining the option prices, or extend the period during which an Option may be granted or exercised; provided, however, the provisions of the Plan governing the grant of Non-Employee Director’s Formula Options may not be amended except by the vote of a majority of the members of the Board and by the vote of a majority of the members of the Board who are employees of the Company or a Subsidiary and shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974 or the Rules of the Securities and Exchange Commission promulgated under Section 16 of the Exchange Act. Except as otherwise provided in Section 13, no termination or amendment of the Plan may, without the consent of the Participant to whom any Option shall theretofore have been granted, adversely affect the rights of such Participant under such Option.

20. Expiration and Termination of the Plan.

        The Plan shall terminate on August 27, 2006 or at such earlier time as the Board may determine. Options may be granted under the Plan at any time and from time to time prior to its termination. Any Option outstanding under the Plan at the time of the termination of the Plan shall remain in effect until such Option shall have been exercised or shall have expired in accordance with its terms.

[END]

As adopted by the stockholders at a special meeting of stockholders held on August 21, 1997;
as amended by the board of directors pursuant to a unanimous written consent dated January 12, 1998;
as amended by the board of directors pursuant to a unanimous written consent dated March 26, 1999;
as amended upon shareholder approval of amendments at the reconvened annual meeting of stockholders on July 1, 1999;
as amended upon shareholder approval of an amendment at the reconvened annual meeting of stockholders on November 21, 2000;
as amended by the board of directors effective January 1, 2001.